Rule 497 (c) & (g)
                                                   Commission File No. 33-48922
                                                   Commission File No. 811-6720


PROSPECTUS                                                   June 13, 1997

                                THE FLEX-PARTNERS
                                CORE EQUITY FUND
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-494-FLEX
                                  614-766-7074

     THE FLEX-PARTNERS ARE A FAMILY OF MUTUAL FUNDS ORGANIZED AS A BUSINESS TRUST (THE "TRUST"). THE CORE EQUITY FUND (THE "FUND"), A SERIES OF THE TRUST, IS A MULTI-MANAGED, DIVERSIFIED OPEN-END INVESTMENT MANAGEMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF DOMESTIC COMMON STOCKS WITH GREATER THAN AVERAGE GROWTH CHARACTERISTICS SELECTED PRIMARILY FROM THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").

     THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL OF THE INVESTABLE ASSETS OF THE FUND IN THE GROWTH STOCK PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "OTHER INFORMATION - SHARES OF BENEFICIAL INTEREST AND INVESTMENT STRUCTURE" ELSEWHERE IN THIS PROSPECTUS.


         R. Meeder & Associates, Inc. is the investment adviser of the Portfolio and Sector Capital Management , L.L.C. (the "Subadviser") is the investment subadviser of the Portfolio. Sub-subadvisers, selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by the Subadviser.

                            ADDITIONAL INFORMATION


         This Prospectus sets forth basic information about the Trust and the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated June 13, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling: 1-800-494-FLEX, or (614) 766-7074.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Highlights                                             2
Synopsis of Financial Information                      3
Investment Objectives and Policies                     5
Additional Investment Policies                         7
The Trust and Its Management                          11
Portfolio Transaction Policies                        18
Distribution Plans                                    18
Income Dividends and Taxes                            20
How Net Asset Value is Determined                     21
Performance Information and Reports                   22
Other Information                                     22
SHAREHOLDER MANUAL

How to Buy Shares                                     24
How to Make Withdrawals                               29
Exchange Privilege                                    29
Retirement Plans                                      30
Other Shareholder Services                            30
Shareholder Accounts                                  31

6

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                                  HIGHLIGHTS
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INVESTMENT OBJECTIVE: The Core Equity Fund seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the S&P 500. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in the Growth Stock Portfolio, a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objectives and Policies."

LIQUIDITY: The Fund is an open-end management investment company that continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

SALES CHARGES: Investors in the Fund may select Class A or Class C shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.00% of public offering price). Class C shares are sold at net asset value without an initial sales charge but if redeemed within 18 months of purchase, a contingent deferred sales charge equal to 1.50% of the lesser of the current market value or the cost of the shares being redeemed will apply, and if redeemed more than 18 months after purchase and before 24 months after purchase, a contingent deferred sales charge equal to .75% of the lesser of the current market value or the cost of the shares being redeemed will apply. See "How to Buy Shares" and "Distribution Plans."


RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension (SEP) Plan, and a number of other special shareholder services.


MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 ($500 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER AND SUBADVISERS: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974.

Sector Capital Management, L.L.C. (the "Subadviser") is the Portfolio's subadviser. The Subadviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since February, 1995.

Sub-subadvisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by the Subadviser. See "The Trust and Its Management."

DISTRIBUTION PLANS: The Fund has adopted Rule 12b-1 distribution plans for using as much as 25/100 of 1% and 75/100 of 1% of net assets annually to aid in the distribution of Class A shares and Class C shares, respectively. The Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of each of Class A shares and Class C shares. See "Distribution Plans."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

RISK FACTORS: As in any common stock fund, stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger, more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Investment Policies - Risk Factors." The Portfolio may use various investment techniques to hedge the Portfolio's risks, including futures contracts and options. Special risk factors may apply to those investments. See "Additional Investment Policies - Hedging Strategies and Option Strategies."

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.


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                      SYNOPSIS OF FINANCIAL INFORMATION6
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SHAREHOLDER TRANSACTION EXPENSES                                                        CLASS A    CLASS C


           Maximum Sales Load Imposed
                  on Purchases .........................................................   4.00%1    none
         Maximum Deferred Sales Load2 ..................................................   none      1.50%
         Maximum Sales Load Imposed on
           Reinvested Dividends ........................................................   none      none
         Redemption Fee ................................................................   none      none
         Exchange Fee ..................................................................   none      none





ANNUAL FUND OPERATING EXPENSES**
         (As a percentage of average net assets)
           Management Fees .............................................................    1.00%        1.00%
           Rule 12b-1 Fees3 ............................................................    0.25%        0.75%
           Other Expenses (After Expense
                Reimbursements or Fee Waivers*) ........................................    0.50%        0.25%
           Service Fees4 ...............................................................    0.25%        0.25%
                                                                                           ------       ------
         TOTAL FUND OPERATING EXPENSES**                                                    2.00%        2.25%
                  (After Expense Reimbursements or Fee Waivers*)



                                                                                             CUMULATIVE EXPENSES
                                                                                           PAID FOR THE PERIOD OF:

EXAMPLE:                                                                                   1 YEAR        3 YEARS


An investor would pay the following expense on a $1,000 investment, assuming
(1) an operating expense ratio of 2.00% for Class A Shares and 2.25% for Class
C Shares, (2) a 5% annual return throughout the period and (3) redemption at the end of each time period:

         Class A Shares ................................................................    $   20        $   63
         Class C Shares ................................................................    $   38        $   85
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:

         Class A Shares ................................................................    $   20        $   63
         Class C Shares ................................................................    $   23        $   70

*The Manager presently intends to reimburse the Fund through an expense reimbursement to the extent necessary to keep total expenses at 2.00% of average daily net assets for Class A Shares and 2.25% of average daily net assets for Class C shares. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund and the return earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expense reimbursements will not be made.

Expenses used in the illustration are based on estimated expenses for the Fund and on the Fund's proportionate share of estimated expenses of the Portfolio, for the current fiscal year.

1 The sales charge applied to purchases of Class A Shares declines as the amount invested increases. See "How to Buy Shares."

2 A deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares."

3 The National Association of Securities Dealers, Inc. ("NASD") limits asset based sales charges to 6.25% of new sales, plus interest. Long-term shareholders of Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. (See "How to Buy Shares - Purchasing Shares - Purchase Options").

4 The Service Fee pertains to Class A Shares and Class C Shares, 100% of which is allocated to NASD member firms for continuous personal service by such members to investors in Class A Shares and Class C Shares of the Fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters.

         The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plans."

          The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser" and "Investment Sub-subadvisers" in the Statement of Additional Information.

         The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance or past or future expenses, respectively, as actual rates of return and expenses may be more or less than the rate and amounts shown.


------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------


         The Core Equity Fund and the Growth Stock Portfolio have their own separate but identical investment objectives and policies, as set forth below. These investment objectives and policies are not fundamental and may be changed by the Trustees of the Trust and the Portfolio without approval of the Fund's shareholders or the Portfolio's investors, except as otherwise provided herein. No such change would be made without 30 days prior written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund and the Portfolio, see "Other Information--Investment Structure." Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

         The Portfolio seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Current income will not be a primary objective. Under normal circumstances, (i) at least 80% of the Portfolio's total assets will be invested in domestic common stocks and (ii) at least 65% of the Portfolio's total assets will be invested in growth stocks.

         Common stocks are selected for the Portfolio from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S&P 500.

         The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Subadviser) comprising the S&P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market capitalization-weighted basis. The Subadviser continuously reviews the representation of the industry sectors in the S&P 500 and continuously categorizes domestic publicly traded common stocks into a specific industry sector.

         The total market value of the common stocks in each industry sector of the S&P 500 is compared by the Subadviser to the total market value of all common stocks in the S&P 500 to determine each industry sector's weighting in the S&P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S&P 500 at the end of any month, the amount of assets in the Portfolio allocated to that industry sector will be reallocated by the Subadviser. The Subadviser may make a reallocation more frequently than monthly if it chooses to do so in its sole discretion. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover.

         Except as otherwise provided below, the assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Board of Trustees of the Portfolio.

         Assets of the Portfolio representing each of the industry sectors are managed by one or more Sector Advisers, except (i) the assets of the Portfolio representing the health sector will be managed and "indexed" by the Subadviser until it selects one or more Sector Advisers, subject to the review and approval of the Portfolio Trustees, to manage the assets of the Portfolio representing the health sector and (ii) in the event a proposed Sub-subadvisory Agreement is terminated leaving no Sector Adviser to manage the assets of the Portfolio representing an industry sector, the Subadviser will, upon termination and until a new Sector Adviser were selected, manage and "index" the assets of the Portfolio representing the applicable industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

         Each Sector Adviser is limited to the list of companies identified by the Subadviser which represents the Sector Adviser's specific industry sector. Each Sector Adviser then selects those common stocks which, in its opinion, best represent the industry sector the Sector Adviser has been assigned. In selecting securities for the Portfolio, the Sector Advisers evaluate factors believed to be favorable to long term growth of capital including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Sector Advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

         Up to 20% of the Portfolio's assets may be invested in temporary investments such as money market instruments, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements. See "Additional Investment Policies - Money Market Instruments and Bonds." The Portfolio may purchase stock index futures contracts and related options. See "Additional Investment Policies - Hedging Strategies and Option Strategies." Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

         As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer and with respect to 75% of the total assets of the Portfolio, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. Government Securities, as defined in the Investment Company Act of 1940) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

         See the Fund's Statement of Additional Information for other details.

------------------------------------------------------------------------------
                        ADDITIONAL INVESTMENT POLICIES
------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS AND BONDS

   When investing in money market instruments or bonds, the Portfolio will limit its purchases to the following securities:

o U.S. Government Securities and Securities of its Agencies and Instrumentalities.

o  Bank Obligations and Instruments Secured Thereby.

o High Quality Commercial Paper -- The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

o Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

o High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.

o Repurchase Agreements Pertaining to the Above -- The Portfolio may invest in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

HEDGING STRATEGIES

         The Portfolio may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) To gain equity market exposure for unallocated and uninvested cash balances of the Portfolio; (2) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser, Subadviser or a Sector Adviser is implementing a change in the Portfolio's investment position; (3) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (4) To utilize the "designated hedge" provisions of Subchapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

         A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts.

         Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

         The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in the Portfolio, securities which it intends to purchase, or to gain market exposure for unallocated and uninvested cash balances. The Portfolio will only enter in such transactions when they are economically appropriate to meeting portfolio investment objectives and to the reduction of risks inherent in the ongoing management of the Portfolio.

         For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for a mutual fund, such as the Portfolio. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

         The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

         The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase.

         There can be no guarantee that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors", there are some risks in utilizing a hedging strategy.

OPTION STRATEGIES

          The Portfolio may write (sell) covered call options. The purpose of such transactions is to: (1) hedge against changes in the market value of specific securities held by the Portfolio; and/or (2) generate incremental income by capturing the proceeds of options sold.

         The Portfolio may write (sell) call options, but only if such options are covered and remain covered as long as the Portfolio is obligated as a writer of the option (seller). A call option is "covered" if the Portfolio owns the underlying security covered by the call. If a "covered" call option expires un-exercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or a loss from the sale of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

RISK FACTORS

         The Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. When the Portfolio is invested in smaller capitalization issues, it could be subject to wider price fluctuations than the stock market as measured by popular market indices.

         There is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

         Options are subject to certain risks, including the risk of imperfect correlation between the option and the security underlying the option contract and the risk that there may not be a liquid secondary market for the option when the Portfolio seeks to repurchase a call option. Entering into a covered call writing transaction can also limit the appreciation potential of the Portfolio.

         Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Manager or the Subadviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful. There may not be a liquid market for futures positions when the Portfolio seeks to remove a hedge transaction. The liquidity of both options and futures contracts may also be affected if options and futures exchanges impose trading halts, particularly when markets are volatile.

         The Portfolio may invest in repurchase agreements with banks and securities brokers, and in private placement commercial paper.

         All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

         Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

         The use of multiple Sector Advisers or the replacement of a Sector Adviser may increase the Portfolio's portfolio turnover rate, realizations of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolio and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends and Taxes."

PORTFOLIO TURNOVER


         Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Subadviser anticipates that the annual portfolio turnover rate for the Portfolio will not exceed 90%. See "Portfolio Transaction Policies."

         The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, although these restrictions could inhibit a rapid change in the Portfolio's investments.

------------------------------------------------------------------------------
                         THE TRUST AND ITS MANAGEMENT
------------------------------------------------------------------------------

         The Trust is an open-end management investment company organized as a Massachusetts business trust on June 22, 1992. The Trust presently has four series funds, including the Fund. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

         Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of
R. Meeder & Associates, Inc. as investment adviser.

MANAGER

         R. Meeder & Associates, Inc. (the "Manager") has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the investment adviser to the Portfolio and its predecessor from 1985 until December 31, 1996, at which time the Subadviser and the Sector Advisers commenced managing the Portfolio. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel. The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's financial futures contracts and related options. See "Additional Investment Policies-Hedging Strategies and Option Strategies."

         The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., the Fund's distributor (the "Distributor"); Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

         Philip A. Voelker is primarily responsible for managing the liquidity reserve of the Portfolio and managing the futures contracts and related options of the Portfolio on behalf of the Manager. Mr. Voelker is a Vice President and Trustee of each of the Trust, the Portfolio and The Flex-funds and Senior Vice President of the Manager. Mr. Voelker has been associated with the Manager since 1975.

         The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets.

         All compensation to the Manager will be shared by the Subadviser and the Manager out of the Manager's fee from the Portfolio in accordance with a formula such that the Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio on December 31, 1996 (the effectiveness of the subadvisory arrangement); then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets on such date; then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fee of 0.75% will be shared such that the Manager will receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee would be shared such that the Manager would receive 0.25% and Subadviser 0.35%.

         Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $7,500. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewed annually by the Trustees of the Trust and the Portfolio. For the year ended December 31, 1996, total payments to Mutual Funds Service Co. amounted to $30,867 for the Portfolio.

         A broker-dealer may use a portion of the commissions paid by the Portfolio to reduce the Portfolio or the Fund's expenses. The Manager, Subadviser and Sector Advisers may take into account sales of shares of the Fund and other funds advised by them in selecting broker-dealers to effect portfolio transactions on behalf of the Portfolio.

         Information concerning the Trustees and officers of the Trust and the Portfolio appears in the Statement of Additional Information.

SUBADVISER

         Sector Capital Management, L.L.C. (the "Subadviser"), 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119, serves as the Portfolio's subadviser under an Investment Subadvisory Agreement among the Portfolio, the Manager and the Subadviser. The Subadviser furnishes investment advisory services in connection with the management of the Portfolio.


         The Subadviser is a Georgia limited liability company that has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January, 1995. As of December 31, 1996, the Subadviser held discretionary investment authority over approximately $96 million of assets. The Subadviser is controlled by William L. Gurner and John K. Donaldson. Mr. Gurner is primarily responsible for the day-to-day management of the Portfolio through interaction with each of the Sector Advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Portfolio on behalf of the Subadviser. Mr. Gurner has been associated with the Subadviser since its inception in January, 1995. Mr. Gurner, President, Administrator, Manager and a Member of the Subadviser, is a Trustee of the Trust, the Portfolio, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios.


         The Subadviser and the Portfolio have entered into a Sub-subadvisory Agreement with each Sector Adviser selected for the Portfolio. It is the Subadviser's responsibility to select, subject to the review and approval of the Portfolio's Board of Trustees, the Sector Advisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. In addition, it is the Subadviser's responsibility to categorize publicly traded domestic common stocks into a specific industry sector. The Subadviser may also invest the Portfolio's financial futures contracts and related options.

         Subject to the supervision and direction of the Portfolio's Board of Trustees, the Subadviser provides to the Portfolio investment management evaluation services principally by performing initial due diligence on prospective Sector Advisers for the Portfolio and thereafter monitoring Sector Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Sector Advisers. In evaluating prospective Sector Advisers, the Subadviser considers, among other factors, each Sector Adviser's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Subadviser has responsibility for communicating performance expectations and evaluations to Sector Advisers and ultimately recommending to the Board of Trustees of the Portfolio whether Sector Advisers' contracts should be renewed, modified, or terminated. The Subadviser provides reports to the Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

         The Subadviser pays each Sector Adviser a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadviser to the Sector Adviser at an annual rate equal to 0.25%.

         Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Portfolio.

         Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Portfolio's performance compared to the applicable indices and also will review the Portfolio's compliance with its investment objectives and policies.

         While the investment professionals of the Subadviser have experience in asset management and the selection of investment advisers, prior to the Subadviser becoming the subadviser to the Portfolio, on December 31, 1996, it did not have previous experience in providing investment advisory services to an investment company.


         The Portfolio has filed an exemptive order application (the "Application") with the Securities and Exchange Commission (the "SEC") seeking an exemption from Section 15(a)(1) of the Investment Company Act of 1940 to the extent necessary to permit the Portfolio and the Subadviser to enter into Investment Sub-subadvisory Agreements with each Sector Adviser without such agreements being approved by the Portfolio's investors except for Investment Sub-subadvisory Agreements with an affiliated person of the Portfolio, the Manager or the Subadviser other than by reason of such affiliated person serving as an existing Sector Adviser to the Portfolio. Applicable orders granted by the SEC to other investment companies seeking similar exemptions have required as a condition to granting the order that the investment company obtain investor approval for such a policy, and the Portfolio has done so. In addition, the Portfolio's Application includes the condition that within 90 days of the hiring of any new Sector Advisers and executing a new Investment Sub-subadvisory Agreement, the Subadviser will furnish shareholders of the Fund with an information statement about the new Sector Adviser and Investment Sub-subadvisory Agreement. There is no guarantee that the SEC will grant the Portfolio's application for exemptive relief. Any changes to the Investment Advisory Contract between the Portfolio and the Manager or the Investment Sub-subadvisory Agreement among the Portfolio, Manager and Subadviser still require shareholder approval. In accordance with the terms of the Application, a majority of the shareholders of the Fund have approved the operation of the Trust in accordance with the exemption.


         SECTOR ADVISERS: The Sector Advisers have agreed to an investment advisory fee based on the average net assets of the Portfolio assigned to them by the Subadviser at an annual rate equal to 0.25%, which is generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and for which they perform all administrative responsibilities.

         Subject to the supervision and direction of the Subadviser and, ultimately, the Board of Trustees of the Portfolio, each Sector Adviser's responsibilities are limited to managing its portion of the securities held by the Portfolio in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio. The following sets forth certain information about each of the Sector Advisers:


MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1996, Miller/Howard held discretionary investment authority over approximately $183 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each owns more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller controls Miller/Howard through stock ownership. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Trust, the Portfolio, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York, 12498.


HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1996, Hallmark held discretionary investment authority over approximately $120 million of assets. Peter S. Hagerman owns more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey, 07004.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1996, Barrow held discretionary investment authority over approximately $20.5 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant

M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, 75204-2429.


THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1996, The Mitchell Group held discretionary investment authority over approximately $245 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas, 77002.

ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1996, Ashland managed accounts having a value of approximately $1.45 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Perry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York, 10004.

DREMAN VALUE ADVISORS, L.P. serves as Sector Adviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of December 31, 1996, Dreman held discretionary investment authority over approximately $3.8 billion of assets. Dreman is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("Zurich Kemper"), which is a wholly-owned subsidiary of ZKI Holding Corporation, which is approximately 97% owned by Zurich Holding Company of America, Inc., which is a wholly-owned subsidiary of Zurich Insurance Company. The directors of Dreman are James R. Neal, President and Chief Executive Officer of Dreman, John E.

Neal, President of Kemper Funds Group, a unit of Zurich Kemper, Stephen B. Timbers, President, Chief Executive Officer and Chief Investment Officer of Zurich Kemper, and David N. Dreman, Chairman of the Board of Dreman. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. From 1990 to 1993, Mr. Kay was an associate with J.S. Eliezer, a management consulting firm serving primarily the media industry. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, New York 10017.

RCM CAPITAL MANAGEMENT, L.L.C. serves as Sector Adviser to the technology sector of the Portfolio. RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.6 billion of assets under management as of December 31, 1996. RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California limited partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of RCM, Michael J. Apatoff, President, Chief Operating Officer and Principal of RCM, Hans-Dieter Bauernfeind, General Manager of Dresdner, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, John D. Leland, Jr., Principal of RCM, Jeffrey S. Rudsten, Principal of RCM, William S. Stack, Principal of RCM and Kenneth B. Weeman, Jr., Principal and Head of Equity Trading of RCM. Walter C. Price and Huachen Chen, each Principals of RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, California 94111.


         Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent RCM from continuing to perform investment management services for the Portfolio.

DISTRIBUTOR

Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017 serves as the distributor of the shares of the Fund. The Distributor is an affiliated person of the Manager and a subsidiary of Muirfield Investors, Inc. The Manager, the Subadviser or the Sector Advisers may select the Distributor to execute transactions for the Portfolio, provided that the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to those paid to other brokers in connection with comparable transactions.

TRANSFER AGENT

Mutual Funds Service Co. ("MFSCO"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliated person of the Manager and a wholly-owned subsidiary of Muirfield Investors, Inc., provides stock transfer, dividend disbursing, and administrative services to the Fund.

------------------------------------------------------------------------------
                        PORTFOLIO TRANSACTION POLICIES
------------------------------------------------------------------------------


        Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Subadviser for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Portfolio's liquidity reserves and the Manager or the Subadviser may invest the Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Portfolio's assets assigned to it. These practices may increase the Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolio and their shareholders. See "Portfolio Turnover" elsewhere in this Prospectus and in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends and Taxes."


         The Portfolio may effect portfolio transactions with or through the Manager, Subadviser or Sector Advisers, or their affiliates, when the Manager, Subadviser or Sector Advisers, as appropriate, determine that the Portfolio will receive the best net price and execution. This standard would allow the Manager, Subadviser or Sector Advisers, or their affiliates, to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

------------------------------------------------------------------------------
                              DISTRIBUTION PLANS
------------------------------------------------------------------------------

         The Fund has adopted two plans of distribution pursuant to Rule 12b-1 (the "Distribution Plans") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plans, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

                            CLASS    DISTRIBUTION FEE
                            -----    ----------------
                              A              0.25%
                              C              0.75%

         The Fund has adopted two service plans (the "Service Plans"). Under the provisions of the Service Plans, the fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

                             CLASS    SERVICE FEE
                             -----    -----------
                               A          0.25%
                               C          0.25%

        Some or all of the service fees are used to reimburse securities dealers for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class C shares are eligible for further reimbursement after the first twelve months during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

         A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plans and the Service Plans to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

         The Plans were approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plans will benefit the Fund.

         The Manager or the Subadviser may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager or Subadviser any separate fees for this service.

------------------------------------------------------------------------------
                          INCOME DIVIDENDS AND TAXES
------------------------------------------------------------------------------

         DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Fund's dividends are declared payable to shareholders on a quarterly basis.

         In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December. Dividends paid by the Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.

         DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact your dealer. If you elect to receive dividends or capital gain distributions in cash and the U.S. Postal Service returns your checks to us, the checks will be reinvested in your account at the Fund's then-current net asset value. Until we receive instructions to the contrary, subsequent distributions will be reinvested in your account. In addition, we may reinvest, at the Fund's then-current net asset value, any distribution checks that remain uncashed for six months.

         TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year.

         The Fund's dividends and capital gain distributions are subject to federal income tax whether they are received in cash or reinvested in additional shares. Distributions declared in October, November, December and paid in January of the following year are taxable as if they were paid on December 31. The Fund expects to make such a distribution in future years.

         Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Distributions from net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

         A portion of the Fund's dividends may qualify for the dividends-received deduction available to corporations. The Fund will send you a tax statement by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS.

         Form 1099-DIV, Dividends and Distributions will not be provided to individuals if gross dividends and other distributions are less than $10 or to corporations, retirement plans (including IRA's), tax-exempt organizations or to registered securities dealers.

         You may realize a capital gain or loss when you redeem (sell) or exchange shares of the Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

         "BUYING A DIVIDEND." The timing of your investment in the Fund could have undesirable tax consequences.

         If you opened a new account or bought more shares for your current account just before the day a dividend or capital gain distribution was reflected in the Fund's share price, you would receive a portion of your investment back as a taxable distribution. This practice is sometimes referred to as "buying a dividend."

         BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application (or on IRS Form W-9) that your social security or taxpayer identification number
(TIN) is correct and that you are not subject to backup withholding for previous under reporting to the IRS, or that you are exempt from backup withholding.

         The Fund may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Fund at any time.

------------------------------------------------------------------------------
                       HOW NET ASSET VALUE IS DETERMINED
------------------------------------------------------------------------------

         Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time. Net asset value is determined separately for Class A shares and Class C shares. Although the legal rights of Class A shares and Class C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee accrual with respect to Class C shares.

------------------------------------------------------------------------------
                      PERFORMANCE INFORMATION AND REPORTS
------------------------------------------------------------------------------

         The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index or other various unmanaged indices or results of other mutual funds. Investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

         The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Period and average annualized total return are calculated separately for Class A shares and Class C shares. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charge.

         An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager and/or the Subadviser may have voluntarily agreed to waive portions of their fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

         Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

         A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

         Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


         When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund.
There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


         The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The
Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.


INVESTMENT STRUCTURE


         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-494-FLEX, or (614) 766-7074.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions could require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

         The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust (who are the same persons who serve as the Board of Trustees of the Portfolio) determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets directly. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

         As stated in "Investment Objectives and Policies", except as otherwise provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

         For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser", "Investment Sub-subadvisers" and "Trustees and Officers" in the Statement of Additional Information.


                              SHAREHOLDER MANUAL

------------------------------------------------------------------------------
                               HOW TO BUY SHARES
------------------------------------------------------------------------------

         MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

         You may open an account and make an investment by purchasing shares through securities dealers having sales agreements with the Distributor. A minimum investment of $2,500 ($500 for an IRA) is required to establish an account in the Fund. The minimum for subsequent investments in the Fund is $100.


         Direct purchase orders may be made by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. Be sure to specify the class of shares in which you wish to invest. A check payable to the Core Equity Fund must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the Core Equity Fund and should be mailed to the following address: THE FLEX-PARTNERS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.


         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the Distributor. Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by MFSCO after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

         Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time, on the same day are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with MFSCO before 5:00 p.m., Eastern time, and to forward payment to Star Bank, N.A., the Custodian for the Fund.

         If the wire order is for a new account, you must telephone the Fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Be sure to specify the name of the Fund and class of shares in which you wish to invest. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:


     Star Bank, N.A. Cinti/Trust
     ABA #: 042-00001-3
     Attention:  The Flex-Partners Core Equity Fund
     Credit Account Number: 486447980
     Account Name (your name)
     Personal Account No. (Your Flex-Partners account number)


         Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MFSCO after 4:00 p.m. and orders received by dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

         No stock certificates will be issued. Instead, an account with MFSCO is established for each investor and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

         The Fund will not permit redemptions until it receives the New Account Application in good order.

         SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in the Fund may be made by mailing a check payable to the Core Equity Fund. Please include your account number and the class of shares in which you wish to invest on the check and mail as follows:

                  THE FLEX-PARTNERS
                  C/O MUTUAL FUNDS SERVICE CO.
                  P. O. BOX 7177
                  DUBLIN, OHIO  43017

         Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

         PURCHASING SHARES -- PURCHASE OPTIONS -- You may purchase "Class A" Shares or "Class C" Shares of the Fund. Class A and Class C Shares bear sales charges in different forms and amounts. Class A Shares are sold with a sales charge at the time of purchase, which varies with the amount invested. Class C Shares have no initial sales charge but are subject to a contingent deferred sales charge if redeemed within twenty four months from purchase. Under a Rule 12b-1 distribution plan that provides for distribution fees and a service plan that provides for asset based service fees, Class C Shares have a higher distribution fee which may cause a long-term shareholder to pay more than the economic equivalent of the maximum Class A Share initial sales charge. You should choose the method of purchasing shares (Class A or Class C) that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances. Maximum sales charges and fees are set forth in "Synopsis of Financial Information" above and quantity discounts for the Class A initial sales charge are set forth below.

         CLASS A SHARES of the Fund are sold at net asset value plus the applicable sales charge as shown in the table below (the "Offering Price") for purchases made at one time by a single purchaser, by an individual, his or her spouse and their children under age 21, or by a single trust account. Class A Shares also bear a Rule 12b-1 fee of .25% per annum (paid to the Distributor), of their average net asset value. In addition, Class A shares bear an asset based service fee of .25% per annum. The sales charge on Class A Shares is allocated between your investment dealer and the Distributor as shown below:


                           AS A PERCENTAGE            AS A PERCENTAGE
                           OF OFFERING                OF NET ASSET
                           PRICE OF THE               VALUE OF THE             DEALER'S
                           SHARES                     SHARES                   SALES
AMOUNT INVESTED            PURCHASED                  PURCHASED                CONCESSION
-------------------------------------------------------------------------------------------



Up  to $100,000               4.00%                      4.17%                   3.50%
$100,001 to $249,999          3.50%                      3.63%                   3.00%





$250,000 to $499,999          3.00%                      3.09%                   2.50%
$500,000 to $999,999          2.50%                      2.56%                   2.00%
$1,000,000 or more            None                       None                    None


         CUMULATIVE QUANTITY DISCOUNT. The above tables of reduced sales charges also apply if the dollar amount of a purchase plus the net asset value of Class A Shares then owned by the purchaser is more than $100,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned plus the amount of the purchase.

         To receive the cumulative quantity discount, the investor or securities dealer must request the discount at the time of placing the purchase order and give the Transfer Agent sufficient information to determine and confirm that the purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

         LETTER OF INTENTION. An investor may also pay reduced sales charges by signing and fulfilling the Letter of Intention on the New Account Application which expresses the investor's intention to invest within the specified 13-month period the amount in Class A Shares indicated. The Letter of Intention may be back dated to include purchases made within 90 days prior the signing of the Letter of Intention. The Letter of Intention will not be a binding obligation on either the purchaser or the Fund.

         Purchases made under the Letter of Intention are made at the sales charge applicable to the aggregate amount to be invested under the Letter of Intention as if all shares were purchased in a single transaction. During the period covered by the Letter of Intention, the Transfer Agent will escrow shares representing 5% of the intended purchase. If the intention is not completed, a price adjustment is made, based upon the actual amount invested within the period covered by the Letter of Intention, by redemption of escrowed shares. A Letter of Intention can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intention with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intention qualify for an additional reduction in sales charge.

         CLASS C SHARES are sold at net asset value without an initial sales charge but if redeemed within eighteen months of purchase (the "CDSC Period") a contingent deferred sales charge ("CDSC") equal to 1.50% of the lesser of the current market value or the cost of the shares being redeemed will apply and if redeemed after eighteen months of purchase and before twenty four months after purchase, a CDSC equal to .75% of the lesser of the current market value or the cost of the shares being redeemed will apply. No CDSC will be imposed on Class C Shares acquired by reinvestment of distributions. In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions and second of shares purchased during the CDSC Period. Class C Shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee that is higher than the Rule 12b-1 fee for Class A Shares. See "Distribution Plans." Class C Shares provide the benefit of putting all of an investor's dollars to work from the time the investment is made, but will have a higher annual expense ratio and pay lower dividends than Class A Shares due to the higher Rule 12b-1 fee.

         All CDSC's imposed on redemptions are paid to the Distributor. The Distributor intends to pay a commission of 1% of the purchase amount to participating dealers at the time the investor purchases Class C shares.

         SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolio, the Trust, the Manager, the Subadviser or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the Fund at net asset value.


         The Fund may also sell Class A shares at net asset value without an initial sales charge to clients of the Manager or the Subadviser, and to registered investment advisers and financial planners purchasing for their clients, by making arrangements to do so with the Trust and the Transfer Agent.


         Shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only).

         The Fund may waive the CDSC on redemption following the death of a shareholder, or if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration, and when a total or partial redemption is made in connection with a distribution from IRAs or other qualified retirement plans after attaining age 59-1/2. See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

         Class A Shares of the Fund may be purchased at net asset value and the Fund may waive the CDSC on the redemption of Class C Shares owned by banks, bank trust departments, savings and loan associations, and federal and state credit unions either in their fiduciary capacities or for their own accounts. These institutions may charge fees to clients for whose accounts they purchase shares at net asset value or for which the CDSC has been waived.

         Class A Shares may be purchased without an initial sales charge on accounts that are opened for shareholders by dealers where the amount invested represents redemption proceeds from other funds, and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares, provided that (i) shares of the Fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time Fund shares are purchased. In addition, shareholders who have redeemed shares of a mutual fund which is a series of The Flex-Partners (each a "Flex-Partners Fund") may reinvest the proceeds in any Flex-Partners Fund at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

------------------------------------------------------------------------------
                     HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
------------------------------------------------------------------------------

         Shares are redeemed and funds withdrawn at net asset value per share less, in the case of Class C shares, any applicable contingent deferred sales charge. (See "How Net Asset Value Is Determined.")

         BY MAIL -- A shareholder may redeem shares by mailing a written request in good order to: The Flex-Partners, c/o Mutual Funds Service Co., P.
O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

         Amounts withdrawn are mailed without charge to the address printed on your account statement.

         BY BANK WIRE -- A shareholder may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

         WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

         WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by MFSCO of the redemption request in the form described above, less, in the case of Class C shares, any applicable contingent deferred sales charge. Payment is normally made within seven days after the redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen (15) days from the purchase date. To eliminate this delay it is advisable to purchase shares of the Fund by certified check or wire.

------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

         An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

         Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

         Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the amount of your transaction meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

         EXCHANGES OF CLASS A SHARES: You may exchange your Class A shares for Class A shares of any Flex-Partners Fund and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

         EXCHANGES OF CLASS C SHARES: Class C shares of the Fund are exchangeable at net asset value only for Class C shares of any other Flex-Partners Fund. Class C shares of the Fund cannot be exchanged for Class A shares of any Flex-Partners Fund.

         The Fund reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager or Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR DEALER OR THE TRANSFER AGENT.

------------------------------------------------------------------------------
                               RETIREMENT PLANS
------------------------------------------------------------------------------


         The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account
(IRA), a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-Partners Retirement Plan are available from The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.


         Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

------------------------------------------------------------------------------
                          OTHER SHAREHOLDER SERVICES
------------------------------------------------------------------------------

         AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

         SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

         Systematic withdrawals from investor accounts owning Class C Shares will be subject to the contingent deferred sales charge with the following exceptions. No CDSC will be imposed on withdrawals: (1) that are made in connection with a distribution from an IRA or other qualified retirement plan after attaining age 59-1/2; or (2) on an amount which will not exceed 10% annually of the "initial account value" -- i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal program and thereafter, the value of the account as of the first day of any calendar year. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

------------------------------------------------------------------------------
                             SHAREHOLDER ACCOUNTS
------------------------------------------------------------------------------

         The Trust maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

         CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

         ACCOUNTS BELOW MINIMUM -- The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Trust also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Trust to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX (3539)
614-766-7074 (in Central Ohio)

INVESTMENT SUBADVISER
Sector Capital Management, L.L.C.
5350 Poplar Avenue, Suite 490
Memphis, Tennessee  38119

DISTRIBUTOR
Adviser Dealer Services, Inc.
6000 Memorial Drive
Dublin, OH  43017
800-494-FLEX (3539)
614-766-7074 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215


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                             THE CORE EQUITY FUND
                       A FUND OF THE FLEX-PARTNERS TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                                  June 13, 1997

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated June 13, 1997). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which at the election of the investor may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Each Class A and Class C share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

         TABLE OF CONTENTS                                             PAGE


         Investment Policies and Limitations                            2
         Portfolio Transactions                                        12
         Valuation of Portfolio Securities                             14
         Performance                                                   15
         Additional Purchase and Redemption Information                17
         Distributions and Taxes                                       21
         Investment Adviser and Manager                                22
         Investment Subadviser                                         24
         Investment Sub-subadvisers                                    25
         The Distributor                                               30
         Trustees and Officers                                         31
         Flex-Partners Retirement Plans                                35
         Contracts With Companies Affiliated With Manager              37
         Description of the Trust                                      37


INVESTMENT ADVISER                           INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.                 Sector Capital Management, L.L.C.

DISTRIBUTOR                                  TRANSFER AGENT
Adviser Dealer Services, Inc.                Mutual Funds Service Co.


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                      INVESTMENT POLICIES AND LIMITATIONS

         The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

         The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

         (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

         (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

         (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or


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instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

         (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

         (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.


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         (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

         (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

         (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

         (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

         (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.


        For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."


MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

         U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

         Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The


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Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

         High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

         Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

         High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

         Repurchase Agreements - See "Repurchase Agreements" below.

         The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of


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protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

         AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

         AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

         A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

         Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The


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reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

         The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

         Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

         U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

         Repurchase Agreements - See "Repurchase Agreements" below.

         Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

         Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

         Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

         ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector

Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

         While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's


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current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not: (a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

         FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

         Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

         If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

         WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

         The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

         When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.

         The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1996 was 82% (1995 - 338%). The Portfolio began the year fully invested in the stock market. For approximately two months (early March through early May) 50% of the Portfolio's assets were invested defensively in money market securities. Also, in the period from mid-July through October, various portions of the Portfolio were invested defensively in cash equivalents and/or Treasury Bonds. The periods of defensive positions in March-May and July-October were in response to technical weakness and negative trends in the equity markets.

         Major changes in the Portfolio has resulted in portfolio turnover rates of as much as 338%, which is greater than most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

         Management is presently unable to predict the portfolio turnover rate for the current year. It is conceivable that the turnover rate for the Portfolio will exceed 300% in the first year.


                            PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

         The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

         The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manger, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

         Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

         The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

         The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

         The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

         From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

         The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

         Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.


         When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1996 to December 31, 1996, the Portfolio paid total commissions of $5,137 ($44,665 in 1995; $135,422 in 1994) on the purchase and sale of common stocks. Brokerage commissions paid on the purchases and sales by the Portfolio of futures and option contracts for the year ended December 31, 1996 were $17,339 ($22,399 in 1995).


                       VALUATION OF PORTFOLIO SECURITIES

         Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

         This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

         Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

         Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

         The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                  PERFORMANCE

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

         In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

         Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P (1+T)n = ERV
                  P = initial investment of $1,000
                  T = average annual total return
                  n = Number of years
                  ERV = ending redeemable value at the end of the base period

         NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

         MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

         HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

         From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

         In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

         VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

         MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

         The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

         Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

         Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

         At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge

         Additional details about the exchange privilege and prospectuses for each of The Flex-Partners funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

         In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of another series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

         An eligible group of related Fund investors includes any combination of the following:

                  (a) an individual;

                  (b) the individual's spouse, their children and their
                      parents;

                  (c) the individual's Individual Retirement Account (IRA);

                  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

                  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

                  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

                  (g) one or more employee benefit plans of a company controlled by an individual.

The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners
Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

LETTERS OF INTENTION. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intention providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intention are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

         A Letter of Intention permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intention will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intention goal.

       The Letter of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intention should carefully read such Letter of Intention.

       AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

         Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

         SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100

(which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

         Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

         Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

         Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

         DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Transfer Agent may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Transfer Agent with alternate instructions.

         DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

         CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

         Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

         TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

         The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for tax purposes.

         OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                        INVESTMENT ADVISER AND MANAGER

         R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

         Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

         The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

         The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

         The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

         Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

         The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

         Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and

Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

         The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

         The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%. For the year ended December 31, 1996, the Portfolio paid fees to the Manager totaling $258,239 ($238,640 in 1995; $240,045 in 1994).


         R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors are: Robert S. Meeder, Sr. Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie
L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President; and Thomas G. Roediger, Vice President. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust, the Portfolio, The Flex-funds and the other corresponding portfolios. Each of Donald F. Meeder, Wesley F. Hoag and Steven T. McCabe is an officer of the Trust, the Portfolio, The Flex-funds and other corresponding portfolios. Each of Philip A. Voelker and Robert S. Meeder, Jr. is a Trustee and officer of the Trust, the Portfolio, The Flex-funds and the other corresponding portfolios.


                             INVESTMENT SUBADVISER

         Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and

Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Trust; the Portfolio; The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager; and such portfolios. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."


         The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

         The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                          INVESTMENT SUB-SUBADVISERS

         Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has applied for an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive application, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

         The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

         A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the

Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

         Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

         Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:


         MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1996, Miller/Howard held discretionary investment authority over approximately $183 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each owns more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller controls Miller/Howard through his stock ownership. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Flex-Partners' Utility Growth Fund. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Trust, the Portfolio, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.


         HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1996, Hallmark held discretionary investment authority over approximately $120 million of assets. Peter S. Hagerman owns more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the

Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

         BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1996, Barrow held discretionary investment authority over approximately $20.5 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant
M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.


         THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1996, The Mitchell Group held discretionary investment authority over approximately $245 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

         ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1996, Ashland managed accounts having a value of approximately $1.45 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Perry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since

1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.


         DREMAN VALUE ADVISORS, L.P. serves as Sector Adviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of December 31, 1996, Dreman held discretionary investment authority over approximately $3.8 billion of assets. Dreman is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("Zurich Kemper"), which is a wholly-owned subsidiary of ZKI Holding Corporation, which is approximately 97% owned by Zurich Holding Company of America, Inc., which is a wholly-owned subsidiary of Zurich Insurance Company. The directors of Dreman are James R. Neal, President and Chief Executive Officer of Dreman, John E. Neal, President of Kemper Funds Group, a unit of Zurich Kemper, Stephen B. Timbers, President, Chief Executive Officer and Chief Investment Officer of Zurich Kemper, and David N. Dreman, Chairman of the Board of Dreman. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. From 1990 to 1993, Mr. Kay was an associate with J.S. Eliezer, a management consulting firm serving primarily the media industry. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, New York 10017.

         RCM CAPITAL MANAGEMENT, L.L.C. serves as Sector Adviser to the technology sector of the Portfolio. RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.6 billion of assets under management as of December 31, 1996. RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of RCM, Michael J. Apatoff, President, Chief Operating Officer and Principal of RCM, Hans-Dieter Bauernfeind, General Manager of Dresdner, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, John D. Leland, Jr., Principal of RCM, Jeffrey S. Rudsten, Principal of RCM, William S. Stack, Principal of RCM and Kenneth B. Weeman, Jr., Principal and Head of Equity Trading of RCM. Walter C. Price and Huachen Chen, each Principals of RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, California 94111.

         Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could present RCM from continuing to perform investment management services for the Portfolio.

                                THE DISTRIBUTOR

         Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of MII.

         Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

         The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

         The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

         The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

        Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

        Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

                             TRUSTEES AND OFFICERS

         The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager, the Subadviser or the Sector Advisers are indicated by an asterisk (*).


                                                Position                Principal
NAME, ADDRESS AND AGE                           HELD                    OCCUPATION


ROBERT S. MEEDER, SR.*+, 68                    Trustee/                 Chairman, R. Meeder &
                                               President                & Associates, Inc., an
                                                                        investment adviser.





MILTON S. BARTHOLOMEW, 68                      Trustee                  Retired; formerly a practicing
1424 Clubview Boulevard, S                                              attorney in Columbus Ohio;
Worthington, OH 43235                                                   member of each fund and each
                                                                        Portfolio's Audit Committee.


ROGER D. BLACKWELL, 56                         Trustee                  Professor of Marketing and
Blackwell Associates, Inc.                                              Consumer Behavior, The
3380 Tremont Road                                                       Ohio State University;
Columbus, OH 43221                                                      President of Blackwell
                                                                        Associates, Inc., a
                                                                        strategic consulting firm.


JOHN M. EMERY, 76                              Trustee                  Retired; formerly Vice
2390 McCoy Road                                                         President & Treasurer of
Columbus, OH 43220                                                      Columbus & Southern Ohio
                                                                        Electric Co.; member of each
                                                                        fund and each Portfolio's
                                                                        Audit Committee.


RICHARD A. FARR, 78                            Trustee                  President of R&R Supply Co.
3250 W. Henderson Rd                                                    and Farrair Concepts, Inc.,
Columbus, OH 43220                                                      two companies
                                                                        involved in engineering,
                                                                        consulting & sales of
                                                                        heating & air conditioning
                                                                        equipment.

WILLIAM L. GURNER*, 50                         Trustee                  President, Sector Capital
Sector Capital Management, Inc.                                         Management, an investment
5350 Poplar Avenue, Suite 490                                           adviser (since January 1995);
Memphis, TN 38119                                                       Manager of Trust
                                                                        Investments of Federal
                                                                        Express Corporation
                                                                        (1987-1994).


RUSSEL G. MEANS, 71                            Trustee                  Retired; formerly Chairman of
5711 Barry Trace                                                        Employee Benefit Management
Dublin, OH 43017                                                        Corporation, consultants and
                                                                        administrators of
                                                                        self-funded health and
                                                                        retirement plans.


ROBERT S. MEEDER, JR.*+, 36                   Trustee and               President of R. Meeder &
                                              Vice President            Associates, Inc.





LOWELL G. MILLER*, 48                         Trustee                   President, Miller/Howard
Miller/Howard Investments, Inc.                                         Investments, Inc., an
141 Upper Byrdcliffe Road                                               investment adviser whose
P. O. Box 549                                                           clients include the Growth
Woodstock, NY  12498                                                    Stock Portfolio and the
                                                                        Utilities Stock Portfolio.

WALTER L. OGLE, 58                            Trustee                   Executive Vice President of
Interstate North Parkway                                                Aon Consulting, an
Suite 1630                                                              employee benefits consulting
Atlanta, GA 30339                                                       group.


PHILIP A. VOELKER*+, 43                      Trustee and                Senior Vice President and
                                             Vice President             Chief Operating Officer of
                                                                        R. Meeder & Associates, Inc.


JAMES B CRAVER*, 53                          Assistant                  Practicing Attorney; Special
42 Miller Hill Road                          Secretary                  Counsel to Flex-Partners,
Box 811                                                                 Flex-funds and their
Dover, MA 02030                                                         Portfolios; Senior
                                                                        Vice President of Signature
                                                                        Financial Group, Inc.
                                                                        (January 1991 to August 1995).


STEVEN T. MCCABE*+, 32                       Assistant                  Vice President, R. Meeder &
                                             Treasurer                  Associates, Inc., and Vice
                                                                        President of Mutual Funds
                                                                        Service Co.

DONALD F. MEEDER*+, 58                      Secretary/                  Vice President of R. Meeder
                                            Treasurer                   & Associates, Inc., and
                                                                        President of Mutual Funds
                                                                        Service Company.


WESLEY F. HOAG*+, 40                        Vice President              Vice President and General
                                                                        Counsel of R. Meeder & Associates,
                                                                        Inc. (since July 1993);
                                                                        Attorney, Porter, Wright,
                                                                        Morris & Arthur, a law firm
                                                                        (October 1984 to June 1993).

*"Interested Person" of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, and each Portfolio.

+P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017

         Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

         The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1996 (the Fund was not in existence during this period).


                                              COMPENSATION TABLE

                                                     Pension or
                                                     Retirement        Estimated        Total
                           Aggregate                 Benefits          Annual           Compensation
                           Compensation              Accrued  as Part  Benefits         from Registrant
                           from the                  of Portfolio or   Upon             and Fund Complex
Trustee                    Portfolio                 Fund Expense      Retirement       Paid to Trustee


Robert S. Meeder, Sr.      None                      None              None             None

Milton S. Bartholomew      $1,485                    None              None             $7,550

John M. Emery              None                      None              None             $7,550

Richard A. Farr            None                      None              None             $6,750

William F. Gurner          None                      None              None             $5,250

Russel G. Means            $1,325                    None              None             $6,750

Lowell G. Miller           None                      None              None             None

Robert S. Meeder, Jr.      None                      None              None             None

Walter L. Ogle             $1,200                    None              None             $6,000

Philip A. Voelker          None                      None              None             None

Roger D. Blackwell         None                      None              None             $5,250


         Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose.

         Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Messers Bartholomew and Emery comprise the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts, and each Portfolio. Each is paid $500 for each meeting of the Audit Committee attended regardless of the number of Audit Committees on which he serves. All other officers and Trustees serve without compensation from the Trust.


         The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                        FLEX-PARTNERS RETIREMENT PLANS

         The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

DEDUCTIBLE CONTRIBUTIONS

Individual Retirement Accounts (IRA):

         Regular - Contributions to an IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level, you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

         Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

         If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA.

         Spousal - You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

         For a tax year before 1997, the spousal contribution rules limit the aggregate amount of the contributions to both of your IRAs for a year to the lesser of $2,250 or the amount of the compensated spouse's compensation for such year. The contributions do not have to be split equally between the IRAs belonging to you and your spouse. However, the total contribution to either of your IRAs may not exceed $2,000.

         For tax years after 1996, if you are the compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

         Contributions for your spouse must be made to a separate IRA established for your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs.

         Active Participant - If you are not self-employed, your Form W-2 should indicate your participation status. If you have questions about your participation status, check with your employer or your tax advisor.

         You are covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account, or you are eligible to earn retirement credits, even if you are not yet vested in your retirement plan. Also, if you make required contributions or voluntary contributions to an employer-sponsored retirement plan, you are an active participant.

         Adjusted Gross Income (AGI) - If you are an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant.

         If you are single, or treated as being single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, your AGI Threshold Level is $40,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold is $0.

NONDEDUCTIBLE CONTRIBUTIONS

         Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

         Rollover Contributions - individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make roll-over contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

             CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

         Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund Complex. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.


         For the year ended December 31, 1996, total payments to Mutual Funds Service Co. by the Portfolio amounted to $30,867.


                           DESCRIPTION OF THE TRUST

         TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. These assets are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

         SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

         The Declaration of Trust provides for indemnification out of each Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

         VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust; call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

         CUSTODIAN Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

         AUDITOR. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the Trust's independent accountant. KPMG audits financial statements for the Fund Complex and provides other audit, tax, and related services.